SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549



                            FORM 8-K/A-1


                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  December 18, 1996



                HEALTHCARE INVESTORS OF AMERICA, INC.
                -------------------------------------
       (Exact name of registrant as specified in its charter)


    Maryland                  33-11863                   86-0576027
---------------------------------------------------------------------
(State or other              (Commission               (IRS Employer
jurisdiction of                 File                   Identification
incorporation)                 Number)                     Number)


        2990 N. Swan Road, Suite 228, Tucson, Arizona  85712
        ----------------------------------------------------
        (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (520) 326-2000



               HARBOR AMERICAN HEALTH CARE TRUST, INC.
               ---------------------------------------
    (Former name or former address, if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
(a)(1)

     (i) On December 18, 1996, Harbor American Health Care Trust, Inc. (the "Trust") dismissed LaVoie, Clark, Charvoz & May ("LCC&M") as its independent accountants.

     (ii) Each of the 1995 and 1994 Independent Auditor's Reports issued by LCC&M was modified as follows: "The accompanying financial statements have been prepared assuming that the Trust will continue as a going concern. As discussed in
          Note 1 to financial statements, the accumulation of losses and carrying costs of an unleased facility raise a substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

    (iii) The decision to change accountants was approved by the Board of Directors.

     (iv) (A)  During the fiscal years of the Trust ended December
               31, 1995, December 31, 1994, and December 31, 1993,
               and for the period from December 31, 1995 through December 18, 1996, there were no disagreements between LCC&M and the Trust, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     (iv) (B)  Not applicable

     (iv) (C)  Not applicable

     (iv) (D)  Not applicable

     (iv) (E)  Not applicable

(a)(2) The Trust has engaged Arthur Anderson LLP as the auditor for the year ending December 31, 1996.

     (i) and (ii)   Not applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits.

          Exhibit 16     -    Letter on Change in Certifying
                              Accountant

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 1997       HEALTHCARE INVESTORS OF AMERICA, INC.



                              By: /s/ Thomas F. Clarke
                                 ----------------------------------
                                   Thomas F. Clarke, President
                                   and Chief Financial Officer

                 LAVOIE, CLARK, CHARVOZ & MAY, P.C.
                    CERTIFIED PUBLIC ACCOUNTANTS
                 3320 N. CAMPBELL AVENUE, SUITE 200
                       TUCSON, ARIZONA  85719
                           (520) 322-0966
                     FACSIMILE:  (520) 881-7392



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549



Gentlemen:

We have read and agree with the comments in Item 4(a)(1) of Form 8-K/A-1 of Healthcare Investors of America, Inc., formerly known as Harbor American Health Care Trust, Inc. dated January 7, 1997.

As a point of clarification, our firm has not been consulted in the preparation of any of the interim filings with the Commission during or related to the fiscal year ended December 31, 1996, nor has it read or reviewed those filings. Accordingly, our concurrence with the disclosures in the above-referenced Form 8-K should not be construed as our agreement with the presentations, disclosures or underlying accounting principles or practices that were utilized in the preparation of those interim filings.

Sincerely,


/s/ LaVoie, Clark, Charvoz & May, P.C.

January 7, 1997